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EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion of our report dated May 26, 2000 in the Form 10-KSB of Internet Sports Network, Inc. dated June 29, 2000.


Toronto, Canada                                        /s/ Ernst & Young LLP
June 29, 2000                                          Chartered Accountants